SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                 May 30, 2006

                          ELITE FLIGHT SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     001-31231                26-0003788
          --------                     ---------                ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)

     710 Third Street, Suite 200, Roanoke, Virginia                24061
     ----------------------------------------------                -----
        (Address of principal executive offices)                 (Zip code)

                                 (540) 345-3358
                                 --------------
              Registrant's telephone number, including area code:


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On May 30, 2006 (the "Effective Date"), Elite Flight Solutions, Inc. (the "Company"), a Delaware corporation, entered into a License and Purchase Option Agreement (the "Agreement") with DreamHome Solutions, Inc., a Nevada corporation and wholly-owned subsidiary of the Company ("Licensee"), DreamHoldings, LLC, a Virginia limited liability company ("DreamHoldings") and DreamHome Remodeling, Inc., a Virginia corporation and wholly-owned subsidiary of DreamHoldings ("DreamHome"). Pursuant to the Agreement, DreamHome shall license to Licensee, on a non-exclusive basis, certain custom tools, materials and business practices of DreamHome for the purpose of developing Licensee's home remodeling sales business, including the opening and development of not less than four (4) new offices in new markets in accordance with the terms of the Agreement. DreamHome shall also provide certain services to Licensee in connection with certain products for the purpose and managing said new offices. In consideration for the grant of the licenses and services to Licensee and for the adherence to certain non-compete restrictions in the Agreement, Licensee shall pay to DreamHome a licensing fee equal to Two Hundred Thousand Dollars ($200,000) in cash plus cause the Company to issue an aggregate of Two Million (2,000,000) restricted shares of the Company's post-reverse split common stock on a one hundred (100) to one (1) basis to the Shareholders (as such term is defined in the Agreement). In addition, in consideration for the daily management and supervision of each new office, Licensee shall pay a monthly management fee to DreamHome equal to seven percent (7%) of all home improvement sales made by all new offices. Furthermore, DreamHome shall grant to Licensee a right of first refusal option to acquire the business of DreamHome in accordance with the terms of the Agreement. Such purchase option shall expire on the twenty-four (24) month anniversary of the Effective Date.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits No. Description:

Exhibit           Description                                                                            Location
-------           -----------                                                                            --------

Exhibit 10.1      License and Purchase  Option  Agreement,  dated May 30,  2006,  by and among           Provided herewith
                  Elite Flight Solutions,  Inc.,  DreamHome  Solutions,  Inc.,  DreamHoldings,
                  Inc. and DreamHome Remodeling, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 5, 2006                       ELITE FLIGHT SOLUTIONS, INC.

                                            By:      /s/ Bruce Edwards
                                                     ---------------------------
                                            Name:    Bruce Edwards
                                            Title:   Chief Executive Officer